Credit Suisse Institutional High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3
Under the Investment Company Act of 1940.

For the period ended August 31, 2003

Date Purchased:                              9/24/02

Security:                                    FERRELLGAS
PARTNERS LP

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*           500

Total Amount Purchased by the Portfolio*:   $50,000.00

% of Offering Purchased by the Portfolio:    .29412%

Broker:                  BANC OF AMER SECS LLC (fka
NATIONSBANK )

Member:                  CS First Boston


Date Purchased:                              10/04/02

Security:                          BRAND SERVICES INC 144A
SR SUB

Price Per Share:                             $97.19

Shares Purchased by the Portfolio*                500

Total Amount Purchased by the Portfolio*:    $48,595.00

% of Offering Purchased by the Portfolio:    .33333%

Broker:                  CHASE MANHATTAN BANK

Member:                  CS First Boston


Date Purchased:                              11/19/02

Security:                                    REXNORD CORP
BOND 144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                300

Total Amount Purchased by the Portfolio*:    $30,000.00

% of Offering Purchased by the Portfolio:    .133333%

Broker:                       DEUTSCHE BANK

Member:                       CS First Boston


Date Purchased:                              11/26/02

Security:                                    LEVI STRAUSS
BOND 144A WREG/RT

Price Per Share:                             $98.58

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $24,645.00

% of Offering Purchased by the Portfolio:    .05882%

Broker:                       SALOMON SMITH BARNEY

Member:                       CS First Boston


Date Purchased:                              12/11/02

Security:                               THE BRICKMAN GROUP
BOND 144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .16667%

Broker:                       CIBC WORLD MARKETS CORP

Member:                       CS First Boston


Date Purchased:                              12/12/02

Security:                               ROUNDYS INC SR SUB
NTS 144A

Price Per Share:                             $99.50

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $24,875

% of Offering Purchased by the Portfolio:    .33333%

Broker:                            BEAR STEARNS

Member:                            CS First Boston


Date Purchased:                              12/13/02

Security:                                    SPX CORPORATION
SNR NTS

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .05000%

Broker:                       CHASE MANHATTAN BANK

Member:                       CS First Boston


Date Purchased:                              1/17/03

Security:                                    REMINGTON ARMS
COMPANY SR NT

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .12500%

Broker:                       FIRST UNION CAPITAL MARKETS

Member:                       CS First Boston


Date Purchased:                              1/30/03

Security:                          SUN MEDIA CORP BOND 144A
SR NT

Price Per Share:                             $98.286

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $24,571.50

% of Offering Purchased by the Portfolio:    .12195%

Broker:                            SALOMON BROTHERS

Member:                            CS First Boston

Date Purchased:                              2/19/03

Security:                               OLD EVANGELINE DOWNS 144A
BOND

Price Per Share:                             $98.00

Shares Purchased by the Portfolio*               250.00

Total Amount Purchased by the Portfolio*:    $24,500.00

% of Offering Purchased by the Portfolio:    .20292%

Broker:                            JEFFRIES & CO.

Member:                            CS First Boston


Date Purchased:                              2/25/03

Security:                               DIRECTV 144A W/REG
RIGHTS

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250.00

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .01786%

Broker:                            DEUTSCHE BANK

Member:                            CS First Boston

Date Purchased:                              4/03/03

Security:                                    RESOLUTION PERFORMANCE
144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .00025%

Broker:                            MORGAN STANLEY

Member:                            CS First Boston

Date Purchased:                              5/09/03

Security:                                    TITAN CORP.
144A W/REG RTS

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .00013%

Broker:                            GOLDMAN SACHS

Member:                            CS First Boston

Date Purchased:                              5/06/03

Security:                                    ROYAL CARIBBEAN CRUISES
SENIOR NOTES

Price Per Share:                             $99.34

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $24,835.00

% of Offering Purchased by the Portfolio:    .00010%

Broker:                            GOLDMAN SACHS

Member:                            CS First Boston

Date Purchased:                              5/14/03

Security:                                    L-3 COMMUNICATIONS CORP.
144A

Price Per Share:                             $99.54

Shares Purchased by the Portfolio*                200

Total Amount Purchased by the Portfolio*:    $19,908.00

% of Offering Purchased by the Portfolio:    .00005%

Broker:                            LEHMAN BROTHERS

Member:                            CS First Boston

Date Purchased:                              5/16/03

Security:                                    TERRA CAPITAL, INC.
144A

Price Per Share:                             $99.40

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $24,850.00

% of Offering Purchased by the Portfolio:    .00012%

Broker:                            SOLOMON SMITH

Member:                            CS First Boston

Date Purchased:                              5/20/03

Security:                                    EL PASO PRODUCTION HOLDINGS
144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .02083%

Broker:                            BANK OF AMERICA

Member:                            CS First Boston

Date Purchased:                              6/16/03

Security:                                    NEXTEL PARTNERS, INC.
144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                150

Total Amount Purchased by the Portfolio*:    $15,000.00

% of Offering Purchased by the Portfolio:    .00003%

Broker:                            MORGAN STANLEY

Member:                            CS First Boston

Date Purchased:                              11/21/02

Security:                                    BWAY CORP.
BOND 144A

Price Per Share:                             $100.00

Shares Purchased by the Portfolio*                250

Total Amount Purchased by the Portfolio*:    $25,000.00

% of Offering Purchased by the Portfolio:    .12500%

Broker:                            DEUTSCHE BANK
Member:                            CS First Boston